SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 12, 2019.

MFS® Global Research Portfolio
Initial Class & Service Class Shares

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Akira Fuse	December 2019	Investment Officer of MFS
James Keating	2014	Investment Officer of MFS

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Akira Fuse	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since June 2019; Investment Director at Capital Group prior to June 2019
James Keating	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2011

1040803        1                  RES-SUP-I-121219